                                                                    Exhibit 10.4
                           AmericasDoctor.com, Inc.
                              Option Certificate
                          (Nonqualified Stock Option)

         THIS IS TO CERTIFY that AmericasDoctor.com, Inc., a Delaware corporation (the "Company"), has granted to the person named below a non-statutory stock option (the "Option") to purchase shares of the Company's Class A Common Stock, $.001 par value per share (the "Shares"), under its Amended and Restated 1996 Director Stock Option Plan, as follows:

                  Name of Optionee:

                  Address of Optionee:

                  Number of Shares:

                  Option Exercise Price:

                  Date of Grant:

                  Option Expiration Date:

         Exercise Schedule:  The Option is immediately exercisable in full.

         Summary of Other Terms: This Option is defined in the Stock Option Agreement (Nonqualified Stock Option) (the "Option Agreement") which is attached to this Option Certificate (the "Certificate") as Annex I. This Certificate summarizes certain of the provisions of the Option Agreement for your information, but is not complete. Your rights are governed by the Option Agreement, not by this Summary. The Company strongly suggests that you carefully
           ---
review the full Option Agreement prior to signing this Certificate or exercising the Option.

         Among the terms of the Option Agreement are the following:

         Termination:  The Option terminates on the Option Expiration Date.

         Transfer: The Option is personal to you, and cannot be sold, transferred, assigned or otherwise disposed of to any other person, except on your death. See Paragraph 6.

         Exercise: You can exercise the Option (once it is exercisable), in whole or in part, by delivering to the Company a Notice of Exercise identical to Exhibit "A" attached to the Option Agreement, accompanied by payment of the Exercise Price for the Shares to be purchased. The Company will then issue a certificate to you for the Shares you have purchased. You are under no obligation to exercise the Option. See Paragraph 4.

         Anti-dilution Provisions: The Option contains provisions which adjust your Option to reflect stock splits, stock dividends, mergers and other major corporate reorganizations which would change the nature of the Shares underlying your Option. See Paragraph 8.

         Agreement: By signing this Certificate, you will be agreeing to all of the terms of the Option Agreement, including those not summarized in this Certificate.

         Withholding: The Company may require you to make any arrangements necessary to insure the proper withholding of any amount of tax, if any, required to be withheld by the Company as a result of the exercise of the Option. See Paragraph 5.



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                                   AGREEMENT

         AmericasDoctor.com, Inc., a Delaware corporation (the "Company"), and the above-named person (the "Optionee") each hereby agrees to be bound by all of the terms and conditions of the Stock Option Agreement (Nonqualified Stock Option) which is attached hereto as Annex I and incorporated herein by this reference as if set forth in full in this document.

DATED:________________________


                                             AmericasDoctor.com, Inc.



                                             By:________________________________
                                                Chief Financial Officer



                                             OPTIONEE

                                             ___________________________________
                                             (Signature)


                                             ___________________________________
                                             (Please print your name exactly as
                                             you wish it to appear on any stock
                                             certificates issued to you upon
                                             exercise of the Option)

                           AmericasDoctor.com, Inc.
                         Annex I to Option Certificate
                      Nonqualified Stock Option Agreement

         NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement"), is made and entered into as of the date of the Option Certificate to which it is attached (the "Certificate") between the person named in the Certificate ("Optionee") and AmericasDoctor.com, Inc., a Delaware corporation (the "Company").

                             W I T N E S S E T H:

         WHEREAS, Optionee is a Director of the Company;

         WHEREAS, the execution of a nonqualified stock option agreement in the form hereof has been duly authorized by a resolution of the Board of Directors (the "Administrator") of the Company (the date of such authorization, the "Date of Grant") and incorporated herein by reference; and

         WHEREAS, the option granted hereunder is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" ("Incentive Stock Option") within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1.    Definitions.  Capitalized terms used and not defined herein shall
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have the meanings given to them in the Company's Amended and Restated 1996 Director Stock Option Plan (the "Plan"). For the purposes of this Agreement, the following additional term has the following meaning:

         "Change in Control" means the occurrence of any of the following events:

                  (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities of the Company entitled to vote generally in the election of Directors ("Voting Stock") immediately prior to such transaction;

                  (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer.

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing or the Company is otherwise notified that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer; provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company that is approved by the Incumbent Board (as defined below), (B) any acquisition by the Company or (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary;

                  (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (iv) each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the Directors of the Company (or a committee thereof) then still in office who were Directors of the Company at the beginning of any such period shall be deemed to have been a Director of the Company at the beginning of such period; or

                  (v) except pursuant to a transaction described in the proviso to subsection (i) of this Section 1(b), the Company adopts a plan for the liquidation or dissolution of the Company.

         2.    Option. Pursuant to the Plan, the Company hereby grants to
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Optionee an option (the "Option") to purchase that number of shares (the "Option Shares") of the Company's Stock (the "Common Shares") set forth in the Certificate, at the price per share set forth in the Certificate (the "Exercise Price"), and agrees to cause certificates for any Common Shares purchased hereunder to be delivered to Optionee upon payment in full of the Exercise Price, subject to the applicable terms and conditions of the Plan and the terms and conditions hereinafter set forth.

         3.    Vesting of Option Shares.
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               (a) Unless and until terminated as hereinafter provided, the Option shall become exercisable (in whole or in part) upon and after the dates set forth in the Certificate under the caption "Exercise Schedule". To the extent that the Option shall have so become exercisable, it may be exercised in whole or in part from time to time.

               (b) In the event of any Change in Control, the Option shall become immediately fully exercisable to the extent of 100% of the Option Shares. Notwithstanding the foregoing, the exercisability of the Option shall not be so accelerated if and to the extent such Option, in connection with the Change in Control, remains outstanding, or is assumed by the surviving corporation (or parent thereof) or substituted with an award with substantially the same terms by the surviving corporation (or parent thereof).

               The determination of whether a substituted award has substantially the same terms as the Option shall be made by the Administrator, and its determination shall be final, binding and conclusive. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

               (c) Notwithstanding the provisions of Section 3(a) above, the Option shall become immediately exercisable to the extent of 100% of the Option Shares upon the death or Disability of Optionee.

         4.    Exercises.
               ---------

               (a)  This Option, to the extent exercisable as provided in
Section 3, may be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by Optionee, (ii) payment in full of the Exercise Price for the number of Option Shares which Optionee is purchasing hereunder, and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 4(c) below.

               (b) The Exercise Price shall be payable (i) in cash or a cash equivalent, (ii) by transfer to the Company of Common Shares, which shall be valued at Fair Market Value on the date of exercise, that have been owned by Optionee for the requisite period necessary to avoid a charge to the Company's earnings, (iii) by cancellation of any indebtedness of the Company to Optionee or (iv) by a combination of any of the foregoing methods of payment. In addition, payment of the Exercise Price may be effected in whole or in part with monies received from the Company at the time of exercise as a compensatory cash payment or to the extent that the Exercise Price exceeds the par value of the Option Shares, with monies borrowed from the Company in accordance with Section
9.5 of the Plan. The requirement of payment in cash shall be deemed satisfied if Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of the Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Exercise Price, plus interest at the applicable federal rate for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Exercise Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business. If the Exercise Price is paid by transfer to the Company of Common Shares that were originally acquired by Optionee pursuant to the exercise of an Incentive Stock Option and that have not been owned by the Optionee for more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, the Common Shares so transferred will not be treated for tax purposes as shares acquired pursuant to the exercise of an Incentive Stock Option. The Administrator may, in its sole and absolute discretion, refuse any tender of shares of Stock, in which case it shall promptly notify the Optionee and return to the Optionee any shares tendered.

               (c) If the Company is required to withhold any federal, state, local or foreign tax in connection with an exercise of the Option, it shall be a condition to the exercise that Optionee pay the tax or make provisions that are satisfactory to the Company for the payment thereof as set forth in Section 5 hereof.

               (d)  Following the receipt by the Company of the Exercise
Notice and payment referred to above and upon satisfaction of all conditions to the exercise of the Option, the Company will issue and deliver to Optionee a stock certificate or certificate(s) evidencing the Option Shares; provided, however, that the Company will not be obligated to issue a fraction or fractions of a Common Share and, in the discretion of the Administrator, may eliminate such fraction or fractions or may pay to Optionee, in cash or by check, the fair market value of any fraction or fractions of an Option Share, which fair market value shall be determined by the Administrator.

         5.    Withholding.
               -----------

               (a) The Company shall be entitled to require as a condition of delivery of any Option Shares upon exercise of any Option that the Optionee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Optionee agrees to take such other action required by the Company to satisfy such withholding requirements.

               (b) With the consent of the Administrator, and in accordance with any rules and procedures from time to time adopted by the Administrator, Optionee may elect to satisfy his or her obligations under Section 5(a) above by directing the Company to withhold a portion of Common Shares otherwise deliverable (a "Withholding Right") or tendering other shares of the Stock which are already owned by Optionee which in all cases have a Fair Market Value on the Tax Date equal to the amount of taxes to be paid by such method.

               (c) To exercise a Withholding Right, the Optionee must follow the election procedures set forth below, together with such additional procedures and conditions set forth in this Option Agreement or otherwise adopted by the Administrator:

                  (i) the Optionee must deliver to the Company his or her written notice of election (the "Election") and specify whether all or a stated percentage of the applicable taxes will be paid in accordance with Section 5(b) above and whether the amount so paid shall be made in accordance with the "flat" withholding rates for supplemental wages or as determined in accordance with Optionee's Form W-4 (or comparable state or local form);

                  (ii) unless disapproved by the Administrator as provided in Subsection (iii) below, the Election once made will be irrevocable; and

                  (iii) no Election is valid unless the Administrator has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Administrator has not consented to the Election on or prior to the Tax Date, the Election will be deemed approved.

         6.    No Transfer of Option. The Option may not be transferred except
               ---------------------
by will or the laws of descent and distribution and may not be exercised during the lifetime of Optionee except by Optionee or Optionee's guardian or legal representative acting on behalf of Optionee in a fiduciary capacity under state law and court supervision.

         7.    Limitations on Exercise of Option. Notwithstanding any other
               ---------------------------------
provision of this Agreement, no shares of Stock shall be purchased or sold hereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Optionee shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         8.    Adjustments.
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               (a) The Administrator may make or provide for such adjustments in the number and kind of Option Shares (including shares of another issuer) and in the Exercise Price, as the Administrator may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionee that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

               (b) In the event of any such transaction or event, the Administrator may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of the Option.

         9.    No Right to Continue as a Director. No provision of this
               ----------------------------------
Agreement shall confer upon Optionee any right to continue to be engaged as a Director of the Company, a Parent or any Subsidiary or limit in any way whatsoever any right that the Company, a Parent or any Subsidiary may have to terminate such service of Optionee at any time.

         10.   No Rights as a Stockholder. The holder of this Option shall not
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be, nor have any of the rights or privileges of, a holder of Common Shares in respect of any Option Shares unless and until certificates representing such shares have been issued by the Company to such holder.

         11.   Required Holding Period. Notwithstanding the provisions of
               -----------------------
Section 3(b), to the extent necessary for the Option, its exercise or the sale of Option Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, (a) such Option shall be held at least six months following the Date of Grant, or (b) at least six months shall elapse from the Date of Grant to the date of disposition of the Option Shares acquired upon exercise of the Option.

         12.   Severability. In the event that one or more of the provisions of
               ------------
this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

         13.   Governing Law. This Agreement is made under, and shall be
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construed in accordance with, the laws of the State of Illinois without regard to the choice of law provisions thereof.


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         This Agreement is executed by the Company as of the date first written above.

                                                AmericasDoctor.com, Inc.



                                                By _____________________________
                                                Name:  David R. Adamoli
                                                Title: Chief Financial Officer

         The undersigned Optionee hereby acknowledges receipt of an executed original of this Nonqualified Stock Option Agreement and the Plan and accepts the Option subject to the applicable terms and conditions of the Plan and the terms and conditions hereinabove set forth.

         The Optionee acknowledges that he or she has been advised that the shares of Stock covered by this Agreement have not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees that he or she will not make any disposition of such shares unless either (a) such shares have been registered under said Act or (b) an exemption from the registration provisions of said Act is applicable to the Optionee's proposed disposition of such shares. The Optionee understands that the certificates for such shares may bear a legend substantially as follows:

         "The shares evidenced by this Certificate have not been registered under the Securities Act of 1933. Such shares may not be sold or otherwise transferred until the same have been registered under said Act or until the Company shall have received an opinion of legal counsel or a copy of a letter from the staff of the Division of Corporation Finance of the Securities and Exchange Commission, in either case satisfactory to the Company, that such shares may legally be sold or otherwise transferred without such registration."


                                             ___________________________________
                                                            Optionee

                                             Name: _____________________________

                                    ANNEX I
                                      to
                      Nonqualified Stock Option Agreement
                      -----------------------------------


                            Form of Exercise Notice
                            -----------------------


         Pursuant to the enclosed Nonqualified Stock Option Agreement between the undersigned and AmericasDoctor.com, Inc., a Delaware corporation (the "Company"), the undersigned hereby elects to exercise his option as follows:

         (a)   Number of shares purchased: ______

         (b)   Total purchase price ((a) x  Exercise Price): $______


         Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:

                        _______________________________

                        _______________________________

The undersigned's social security number is: ______________________.

Date: ______________________                  ________________________________
                                                          Optionee